                                                               Exhibit (e)(i)(A)
                                                         Dated: December 1, 1995
                                                    Last Amended: March 15, 2000

                                  SCHEDULE A
                                    TO THE
                            DISTRIBUTION AGREEMENT
                         BETWEEN FIFTH THIRD FUNDS AND
                    BISYS FUND SERVICES LIMITED PARTNERSHIP


     Name of Fund
     ------------

Fifth Third Government Money Market Fund
Fifth Third Prime Money Market Fund
Fifth Third U.S. Treasury Money Market Fund
Fifth Third U.S. Government Securities Fund
Fifth Third Quality Bond Fund
Fifth Third Ohio Tax Free Bond Fund
Fifth Third Quality Growth Fund
Fifth Third Mid Cap Fund
Fifth Third Balanced Fund
Fifth Third International Equity Fund
Fifth Third Equity Income Fund
Fifth Third Bond Fund for Income
Fifth Third Municipal Bond Fund
Fifth Third Pinnacle Fund
Fifth Third Cardinal Fund
Fifth Third Tax Exempt Money Market Fund
Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third Technology Fund

                                    FIFTH THIRD FUNDS

                                    By: /s/ Jeffrey Cusick
                                            Jeffrey Cusick
                                            Vice President

                                    BISYS FUND SERVICES LIMITED
                                    PARTNERSHIP

                                    By: BISYS Fund Services, Inc.
                                    General Partner

                                    By:  Mark Dillon
                                         Mark Dillon
                                         Executive Vice President

                                                         Dated: December 1, 1995
                                                    Last Amended: March 15, 2000

                                  SCHEDULE B
                                    TO THE
                            DISTRIBUTION AGREEMENT
                         BETWEEN FIFTH THIRD FUNDS AND
                    BISYS FUND SERVICES LIMITED PARTNERSHIP


     Name of Fund
     ------------

Fifth Third Government Money Market Fund
Fifth Third Prime Money Market Fund
Fifth Third U.S. Government Securities Fund
Fifth Third Quality Bond Fund
Fifth Third Ohio Tax Free Bond Fund
Fifth Third Quality Growth Fund
Fifth Third Mid Cap Fund
Fifth Third Balanced Fund
Fifth Third International Equity Fund
Fifth Third Equity Income Fund
Fifth Third Bond Fund for Income
Fifth Third Municipal Bond Fund
Fifth Third Pinnacle Fund
Fifth Third Cardinal Fund
Fifth Third Tax Exempt Money Market Fund
Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third Technology Fund

                                    FIFTH THIRD FUNDS

                                    By:/s/ Jeffrey Cusick
                                           Jeffrey Cusick
                                           Vice President


                                    BISYS FUND SERVICES LIMITED
                                    PARTNERSHIP

                                    By: BISYS Fund Services, Inc.
                                        General Partner

                                    By: /s/ Mark Dillon
                                            Mark Dillon
                                            Executive Vice President

                                                         Dated: December 1, 1995
                                                         Amended: March 15, 2000

                                  SCHEDULE C
                                    TO THE
                            DISTRIBUTION AGREEMENT
                         BETWEEN FIFTH THIRD FUNDS AND
                    BISYS FUND SERVICES LIMITED PARTNERSHIP


     Name of Fund
     ------------

Fifth Third Quality Bond Fund
Fifth Third Ohio Tax Free Bond Fund
Fifth Third Quality Growth Fund
Fifth Third Mid Cap Fund
Fifth Third Balanced Fund
Fifth Third International Equity Fund
Fifth Third Equity Income Fund
Fifth Third Bond Fund for Income
Fifth Third Municipal Bond Fund
Fifth Third Pinnacle Fund
Fifth Third Cardinal Fund
Fifth Third U.S. Government Securities Fund
Fifth Third Technology Fund

                                    FIFTH THIRD FUNDS


                                    By: /s/ Jeffrey Cusick
                                            Jeffrey Cusick
                                            Vice President


                                    BISYS FUND SERVICES LIMITED
                                    PARTNERSHIP

                                    By: BISYS Fund Services, Inc.
                                        General Partner

                                    By: /s/ Mark Dillon
                                            Mark Dillon
                                            Executive Vice President

                                      C-1